EXHIBIT 10.1

                    INDEPENDENT CONTRACTOR AGREEMENT
                    --------------------------------

Agreement made this 1st day of August 2001 between Norcom, Inc. herein referred to as Norcom, A Florida corporation with offices located at 40 S.E. 5th Street, Suite 500, Boca Raton, Florida 33432 and Riverbend Telecom, Inc. hereinafter referred to as "Contractor", an individual or entity doing business as a (individual, sole proprietor, Corporation, Partnership, etc.) with offices located at 826 Barracks St., New Orleans, LA 70116.

WHEREAS, Norcom is engaged in providing Long Distance Network Services ("LD Services") to businesses throughout the United States and has entered into multi-year agreements for this purpose and

WHEREAS, Norcom is desirous of engaging other individuals and/or entities to assist Norcom in marketing the Norcom LD Services and;

WHEREAS, Contractor desires to engage in this activity and to solicit customers to participate in the LD service provided by Norcom.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties, it is agreed by and between Norcom and contractor as follows:


ARTICLE I
---------

DEFINITIONS
-----------

1.1 "Bill Payment Cycle" is the 30 days following presentation of a Norcom LD Service Invoice to an end user of the service.

1.2 "Commission Payment Date" shall be the end of the third full week of each calendar month for the previous month billing.

1.3 "Commissions" shall be amounts payable to Contractor for service under this agreement.

1.4 "Customer" shall consist of Norcom end-users of the LD Services solicited by Contractor, which have had Subscriber Service
     Agreements (SSA's) submitted to and accepted by Norcom.

1.5 "Commissionable Revenue" shall consist of revenues billed by Norcom for end-users usage of Norcom LD Services.

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ARTICLE II
----------

REPRESENTATION OF SERVICES
--------------------------


2.1  DESCRIPTION OF REPRESENTATION
     -----------------------------

Norcom hereby grants to Contractor, and Contractor hereby accepts a non transferable (unless approved in writing by Norcom, which shall not be unreasonably withheld), non-exclusive right to market the Norcom LD Services to Customers whereby Norcom shall, pursuant to the terms and conditions of this Agreement, fully compensate Contractor for sales of the Norcom LD Services provided by Norcom and accepted by Norcom provided that the sale of the Norcom LD Service was performed by Contractor.


2.2  TERM/CONTINUATION OF COMMISSIONS
     --------------------------------

(a) Except as may otherwise be agreed upon in writing by the parties, the term of this Agreement shall begin on the date on which it is executed by Norcom and Contractor and shall continue in force for a period of two (2) years from the date this Agreement is signed by both parties. At the expiration of the term, and subject to the terms and conditions of Section 3.3 of this Agreement, Norcom and Contractor may enter into another Independent Contractor Agreement reflecting all revisions institutes since the signing of this Agreement.

(b) Either party may terminate this Agreement with respect to the services provided and commissions available if the Federal Communications Commission, a state Public Utilities Commission, or a court of competent jurisdiction issues an order or ruling or tariff change which materially and adversely affects this Agreement, its profitability to the party or the party's ability to perform its responsibilities as set forth herein. Such termination shall not give rise to any claims to damages, provided however, that each party shall comply with its obligations hereunder up to the date of termination.


ARTICLE III
-----------

OTHER PROVISIONS
----------------


3.1  REPRESENTATION AND WARRANTIES OF NORCOM
     ---------------------------------------

(a) Norcom represents and warrants that (i) each representation made by Norcom under this Agreement is accurate, (ii) Norcom has entered into agreements, which are necessary to


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     enable Contractor to perform the services for which they are appointed, and for which they will receive commissions and (iii) except as otherwise specifically provided herein, and that Norcom has the power and authority to enter into this Agreement and to grant to Contractor the rights conveyed herein.

(b) Norcom warrants that it shall put forth its "best effort" in processing into the Norcom system, the Norcom SSAs submitted to Norcom by Contractor. Norcom will accept no liability resulting from the inability of a Local Exchange Carrier (LEC) or an underlying carrier to process a service order in a timely fashion.

(c) Norcom warrants that it will not accept a service order from a prospect that Norcom determines has previously been solicited by Contractor for the same purposes. Norcom will put forth its "best effort" in determining the origin of the SSA submitted to Norcom headquarters so as not to undermine the sale effort of the Contractor.


3.2  REPRESENTATION AND WARRANTIES OF CONTRACTOR
     -------------------------------------------

(a) Contractor shall seek and obtain the approval of Norcom for all stationary, forms and advertising materials prepared by Contractor prior to their use. Such materials shall comply with Norcom's graphics and other guidelines and their use shall, in the opinion of Norcom, be in good standing will all regulatory authorities. Norcom shall respond to such requests for approval of marketing material as promptly as is practical under the circumstances. Inaction by Norcom shall constitute disapproval.

(b) Contractor shall quote to the customer only the Norcom LD Service rates contained in Norcom's current rate schedule(s), unless
     Contractor and Norcom otherwise agree in writing prior to the time of the price quotation by Contractor.

(c) An SSA obtained by contractor is not binding upon Norcom until accepted by Norcom or unless otherwise agreed to by Norcom. Contractor shall not represent itself as the employee, agent or exclusive distributor of Norcom. Contractor shall indemnify and hold Norcom harmless against any oral or written representation or warranty regarding the Norcom LD Services by Contractor, its employees, agents or contractors not authorized by Norcom.

(d) Contractor will obtain original signatures from customers on all SSA and RESPORG forms submitted to Norcom. Under no circumstances will Contractor sign or caused to be signed, a customer's signature, irrespective of any customer's permission to do so.

(e) Contractor may use Norcom's trade name and logo in connection with its marketing and advertising activities under this agreement provided Contractor obtains prior written approval from Norcom in order to assure proper use.

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(f)  Contractor shall not claim any right, title or interest in, or to,
     Norcom's trade name, logo or any Norcom trademark and shall not use the same except in connection with the solicitation of orders for the Norcom LD Service for Norcom's acceptance pursuant to this Agreement.

(g) Contractor shall in good faith and with diligence maintain and promote marketing of the Norcom LD Services in accordance with normal business procedures and practices in the industry, and in accordance with Norcom's marketing policies. Contractor, at the discretion of Norcom, will perform such other services incidental to marketing the Norcom LD Services as from time to time may be reasonably requested by Norcom, including but not limited to assistance in the collection of payment of the Norcom LD Services.

(h) Contractor shall promptly transmit to Norcom all SSAs for the Norcom LD Service, which Contractor has solicited and Norcom has approved and accepted. Contractor shall be responsible for the accuracy and completeness of all information requested on the SSA.

(i) Contractor is not on recourse for any unpaid end user invoice unless Contractor is in violation of Section 3.2b, Section 3.2c, and/or
     Section 3.2d at which time Norcom has the option to deduct the total amount of the unpaid end user invoice from the Contractor commissions until such time that the unpaid invoice is satisfied.

(j) Contractor shall, solely at the request of Norcom and under its direction, exercise its best efforts to assist the negotiation of any change requested by a customer in Norcom's standard terms and conditions. Norcom will assist Contractor in such negotiation whenever practical. Any change in Norcom's standard terms and conditions are subject to written authorization and acceptance by Norcom.

(k) In the event of any complaint that may arise in connection with an order for the Norcom LD Service, Contractor shall promptly satisfy such complaint to the best of its abilities, and in the event Contractor is unable to resolve this matter, Contractor shall promptly notify Norcom of such complaint and shall fully cooperate with Norcom in a prompt resolution of the matter in a manner approved by Norcom. Contractor shall at all times protect and defend the good name and integrity of Norcom and its services.

(l) All matters related to marketing materials and advertising to prospective customers shall be determined by Norcom. Contractor shall use in its marketing/sales activities under this Agreement only advertising, promotional and technical materials prepared by Norcom or prepared by Contractor and approved by Norcom. Contractor shall not make any representations orally or in writing that the Norcom LD Services are other than specified in Norcom's written materials and publications.

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(m)  Contractor warrants that it will protect any customer listings provided by Norcom to Contractor as an aide in its marketing of the Norcom LD Service. Contractor should share this list with potential customers upon request and shall put forth its "best effort" to prevent mass circulation of the customer list or refrain from knowingly sharing the customer list with a competitor or potential competitor.

(n) Contractor warrants that Customers that purchase Services sold by Contractor shall be Customers of Norcom in all respects; and, except as otherwise expressly provided herein, Contractor shall have no claim or right in connection with Norcom's provision of Services to such Customers. Norcom reserves the right to deal directly with Customers in all matters, including but not limited to those involving the installation, maintenance, support and removal of the Services; provided, however, that Contractor shall be deemed to have originated additional orders for Services obtained directly by Norcom from any Customer during a period of sixty (60) days from the date that Contractor presented the initial order with respect to such Customer.


3.3  TERMINATION
     -----------

(a)  This Agreement may be immediately terminated by Norcom in the event,
     (i) Contractor violates any of the conditions relating to Norcom's confidential information or (ii) upon termination of this Agreement, Contractor shall promptly return to Norcom any written matter of any type belonging to Norcom including but not limited to, material which may contain duly market confidential information, and all copies thereof.

(b) This Agreement may also be terminated by Norcom, with thirty (30) day written notice, if, in the opinion and at the sole discretion of Norcom, the business relationship with the Contractor is deemed unsatisfactory for any reason. This termination provision will neither be unreasonably imposed nor relieve Norcom from the responsibility to pay commissions on existing customers for as long as those customers remain on Norcom LD Services. Such termination shall not give rise to any claims of damages by the Contractor against Norcom.


3.4  TRADE SECRETS AND CONFIDENTIALITY
     ---------------------------------

(a) In order for the Contractor to effectively market the Norcom LD Services to potential customers, it is necessary and desirable for Norcom to disclose to contractor duly marked confidential and proprietary information relating to Norcom's business activities, services and other of technical and proprietary information. While it is difficult to separate confidential and proprietary information from that which is not, Contractor will instruct its staff to regard all information gained as a result of the services hereunder, as proprietary information.

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(b)  Contractor and Norcom agree to hold all proprietary and confidential information in the strictest confidence and not make any use thereof other than for the performance of this Agreement.

(c) The parties' confidential and proprietary information shall be safeguarded by each other to the same extent that they safeguard their own proprietary and confidential material or data relating to their own business.

(d) Contractor agrees to disclose proprietary information to its staff or its employees requiring such information in the performance of this Agreement and to customers, and shall not disclose such information to any other party without the expressed written consent of Norcom.

(e) Contractor and Norcom acknowledge that breach of this Section may cause irreparable harm, which would not be adequately compensated by monetary damages. Accordingly, in the event of such breach or threatened breach, Contractor and Norcom agree that either party shall be entitled to equitable relief, including temporary restraining orders or preliminary or permanent injunctions. In addition to any legal remedies to which it may be entitled should either party materially breach this Agreement.

(f) Provisions of this section shall survive the termination of this Agreement.


3.5  NOTICES
     -------

Unless subsequently changed by a party, all written correspondence required by this Agreement must be addressed to the party at the following addresses:

Norcom, Inc.
40 S.E. 5th Street, Suite 500
Boca Raton, Florida 33432
Attention: Scott Fitzgerald
(561) 392-2550

Contractor
Name      Riverbend Telecom, Inc.
Address   826 Barracks St.
City      New Orleans         State          LA        Zip Code  70116
Voice Telephone Number  (504) 524-2433 Fax Telephone Number (504) 592-9977
                                      (call (504) 524-2433 before faxing)

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3.6  SEVERABILITY
     ------------

In the event that any section, paragraph or portion of this Agreement is deemed, by any court having lawful jurisdiction of the subject matter of this Agreement, to be void, voidable or invalid for any reason, this Agreement otherwise will be deemed to be valid and enforceable as if the void, voidable or invalid section paragraph or portion of this Agreement had not been a part of this Agreement in the first instance.




3.7  AUTHORITY TO BIND
     -----------------

Norcom warrants that it has the right to grant the right to Contractor to market the Norcom LD Services. Each person executing this Agreement on behalf of another person or entity hereby warrants he or she has full legal authority to execute this Agreement for an on behalf of that person or entity so as to bind that party.



3.8  SETTLEMENT OF DISPUTES
     ----------------------

In the event of any controversy or claim arising from or relating to this Agreement, or the making, performance or interpretations of it the parties initially, in good faith, will attempt to resolve the dispute among themselves. If the parties are unable to resolve their dispute privately, the matter is to be settled in accordance with the laws of the State of Florida.



3.9  MISCELLANEOUS
     -------------

(a) Neither party to this agreement is an agent, partner or employee of the other, each party being an Independent Contractor of the other. Neither party has the right to bind the other to any agreement to a third party, or to incur any obligation or liability on behalf of the other party without the prior written approval of both parties.

(b) Nothing in this agreement shall be construed to make the parties hereto partners, joint venturers, representatives or agents of each other, nor shall any party so hold itself out as such.

(c) No employee, agent or contractor of Contractor has the authority to bind Norcom to any

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     representation or agreement orally or in writing, with a third party.

(d) Contractor shall not assign any or all of Contractor's rights or obligations under this Agreement including but not limited to the right of Contractor to receive commissions without the prior written consent of Norcom.

(e) The parties shall not be liable or deemed to be in default for any delay or failure to perform its obligations hereunder if such failure results directly or indirectly for any cause beyond its reasonable control.

(f) Norcom shall in no event be liable for loss of profit, goodwill or any other special, or consequential damages suffered by Contractor or others, whether or not the possibility of such damage was disclosed to Norcom or could have been reasonably foreseen by Norcom.

(g) Failure by Norcom or Contractor to comply with any term or condition under this Agreement shall entitle the other party to give the party in default written notice requiring it to make good such default.

(h) If the party in default has not commenced action to cure such default in 30 days after receipt of notice and cured such default within 90 days of such notice, the notifying party shall be entitled, in addition to any other rights it may have under this Agreement or otherwise under the law, to terminate this Agreement by giving notice to take effect immediately.

(i) The right of either party to terminate this Agreement hereunder shall not be effected in any way by its waiver of, or failure to take, action with respect to any previous default.

(j) Any out-of-pocket expense incurred by Contractor in the performance of this Agreement shall be paid solely by Contractor.

(k) In the event Norcom, Inc. as a company is purchase by another entity, Norcom, Inc. agrees to pay contractor a lump sum equal to one (1) month of total customer billed long distance usage up to $100,000; two (2) months of total customer billed long distance usage up to $200,000; and three (3) months of total customer billed long distance usage over $300,000. Contractor will have the option of taking the buyout, or receiving commissions from the new entity. In selecting the buyout, contractor relinquishes all interest and equity in their customer base.

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3.10 COUNTERPARTS
     ------------

(a) This Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same instrument.

(b) The Undersigned agrees to represent Norcom in the selling and marketing of Norcom LD Services, under the terms and conditions of this contract.

(c)  VOID FOR THE SOLE PURPOSE OF THIS AGREEMENT.

(d) If Contractor breaches the above, Norcom shall, at its sole discretion, have the right to terminate this Agreement. Termination of this Agreement shall not relieve Norcom of its obligation to pay Contractor residual commission on submitted SSAs for as long as Contractor's end users continue to use and pay for Norcom services.


ARTICLE IV
----------

COMMISSION SCHEDULE
-------------------

4.1  TERMS AND CONDITIONS OF COMMISSION PAYMENT
     ------------------------------------------

(a) As compensation for services rendered hereunder, Norcom shall pay to Contractor the commissions for revenues billed by Norcom to Contractor's end users (Paid on Billing). Norcom records shall be deemed correct for the purposes of calculating the commissionable revenues and the corresponding commissions. Commissionable revenues will consist of qualified interstate, intrastate, international, and calling card volume less non-commissionable calls (directory assistance, etc.), surcharges and taxes generated by the Contractor. While Norcom assumes the responsibility for bad debt, Contractor will be charged back any commissions previously paid on billing for unpaid end-users invoices.

(b) Qualified interstate and intrastate volume, collectively known as Domestic volume, consists of calls placed inside the territorial bounds of the United States (including Puerto Rico and the U.S. Virgin Islands), calls placed on the Norcom LD Network and calls placed by the customers of Norcom with whom the Contractor is the representative.

(c) Qualified international volume consists of calls placed outside the territorial bounds of the United States and during the standard and/or discount economy rate period and calls placed by customers of Norcom with whom the Contractor is the representative.

(d) Any per call surcharges, one-time fees or monthly recurring fees do not qualify for

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     commissions unless approved by Norcom.

(e) The rate and commission exhibit (4 pages) attached to this contract is to be considered part of this Agreement and each page must be initialed by contractor.

Riverbend Telecom, Inc.
------------------------------
Company/Individual Name (print)

/s/ Leon Nowalsky                       /s/ Eric Mostrom
------------------------------          ------------------------------
Authorized Signature                    Norcom Authorized Signature

 President        8/01/01               President         8/17/01
------------------------------          ------------------------------
Title               Date                Title               Date

        2056
------------------------------
Assigned Dealer Number

        Pending
------------------------------
Federal ID or Social Security Number


CERTIFICATION
-------------

Under penalties of perjury, I certify that:

     1. The number shown above is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
     2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

               Signature ________________________ Date_________________









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